UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 31, 2010

Energroup Holdings Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-32873	87-0420774
(Commission File Number)	(IRS Employer Identification No.)

No. 9, Xin Yi Street, Ganjingzi District, Dalian City, Liaoning Province, PRC 116039

 (Address of principal executive offices and zip code)

+86 411 867 166 96

 (Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 31, 2010, Ms. Shu Wang resigned from her position as Chief Financial Officer of Energroup Holdings Corporation (the “Company”) to be effective immediately after the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  On the same date, the board of directors, by unanimous written consent, appointed Ms. Sharon Xiaorong Tang to serve as Chief Financial Officer of the Company.

Ms. Tang, age 51,  served as the Chief Financial Officer of EFT Biotech Holdings, Inc. (PK: EFTB) from June 2008 until February 2010.   From April 2007 to May 2008, she served as the Chief Financial Officer of Advanced Battery Technologies, Inc. (NASDAQ: ABAT) located in New York City.  From May 2006 to April 2007, Ms. Tang served as a Managing Director of First Federal Group of Companies, Inc. located in New York City. From April 1998 to February 2006, she served as a Financial Advisor at Smith Barney, Citigroup in New York City. Ms. Tang holds a MBA  from  Baruch College in New York City (June 2005), Master of Science in Chemical Engineering from the University of Rochester in New York (1988), and a Bachelor of Science in Chemistry from Peking University in Beijing, China (1986).

On March 30, 2010, the Company entered into a two year employment agreement with Ms. Tang, which is effective as of March 31, 2010.  Pursuant to the terms of the agreement, Ms. Tang shall receive an annual base salary of $100,000 and an option to purchase 20,000 shares of common stock of the Company per annum, which equals options to purchase up to 40,000 shares of common stock during the two year term, at an exercise price of $5.00 per share. Ms. Tang shall be eligible to receive an annual bonus at the end of each fiscal year pursuant to the incentive compensation program in effect.  Ms. Tang will also be reimbursed for any and all necessary, customary and usual expenses incurred while traveling for and on behalf of the Company, pursuant to the Company’s directions.

Ms. Tang has no family relationships with any of the executive officers or directors of the Company.  There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Ms. Tang had, or will have, a direct or indirect material interest.

Attached hereto as Exhibit 10.1 is the Employment Agreement between Ms. Tang and the Company, which is incorporated herein by reference.

Item 9.01(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated March 30, 2010, by and between the Registrant and Sharon Xiaorong Tang

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2010	Energroup Holdings Corporation

	By:	/s/ Huashan Shi
Name: Huashan Shi
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated March 30, 2010, by and between the Registrant and Sharon Xiaorong Tang